ACQUISITION AGREEMENT

	This Agreement is made and entered into this 18th day of August, 2004 between Eneftech Corporation , a Texas corporation (Purchaser) or its designees, and the persons and entities identified by signature at the end of this Agreement (the "Sellers"), as controlling shareholders of iWorld Projects & Systems, Inc., a Florida corporation (the "Company").

WHEREAS, the Sellers own or control all of the issued and outstanding shares of stock of the Company; and

WHEREAS, the Sellers desire to sell and transfer, and the Purchaser desires to acquire, all of the outstanding shares of stock of the Company owned or controlled by the Sellers, a total of 6,850,000 shares, on the terms and conditions of this Agreement;

NOW, THEREFORE, for valuable consideration, the receipt and legal sufficiency of which are expressly acknowledged and accepted by each party, the parties hereto hereby agree as follows:

ARTICLE 1:	PURCHASE AND SALE. Purchaser shall acquire all of the outstanding shares of the Company held by Sellers, and Sellers shall convey the shares to Purchaser or its assigns, on the terms hereafter set forth, in consideration for the issue by Purchaser to Sellers of nine (9) shares of common stock of the Purchaser for each share of the Company issued and outstanding at Closing, a total of 61,650,000 shares of Purchaser (the
"Shares").

ARTICLE 2:	CLOSING DOCUMENTS.  At Closing, Purchaser shall deliver the
Shares to Sellers. Sellers shall deliver to Purchaser, at Closing, the following items, documents or things (the "Closing Documents"):

2.1.	Stock certificates representing the shares of common stock in the
Company, with fully executed, and if requested by Purchaser, medallion guaranteed, stock transfer powers executed in blank.
2.2	Written representations and warranties of Sellers and the Company confirming that the representations and warranties contained in this Agreement are true and correct as of the date of Closing.
2.3	Such other documents as Purchaser shall reasonably request as necessary to carry out the intent of this Agreement to transfer all of the Shares, voting control and Board positions in the Company to Purchaser or to Purchaser's designees.

      ARTICLE 3:	DUE DILIGENCE AND CLOSING.  Purchaser has conducted such due diligence regarding the Company, with the full and unreserved assistance and cooperation of Sellers and the Company, as Purchaser has determined to verify the status and condition of the Company and the Shares.  Closing of the transaction contemplated by this Agreement shall occur on or before August 20,
 2004

ARTICLE 4: 	REPRESENTATIONS AND WARRANTIES OF SELLERS.  Sellers represent and warrant to Purchaser as follows, as of the date of this Agreement and as of the date of Closing:

4.1.	Good Standing. The Company is in good standing in its State of incorporation and has filed all annual reports, franchise returns and similar annual corporate filings as are required to maintain the corporation in full and current good standing in its State of incorporation and in each other State in which it is authorized to do business..
4.2	Taxes. The Company has filed all federal and state income, employment
, excise and other tax returns for all states in which it is required to file returns, and there are no taxes due for any years or other periods to any jurisdictions..
4.3	Debts.  There are no debts, liabilities, promissory notes, accounts payable, unpaid wage claims, litigation (pending or threatened) or other obligations outstanding against or relating to the Company.
4.4	Options. There are no outstanding options, warrants, agreements, understandings, preemptive rights or other rights to acquire shares of the stock of either of the Company held by any person or entity, except for existing subscription agreements executed prior to closing, all of the issued and outstanding shares of the Company are fully paid and non-assessable, and there are no claims, demands, obligations, liens, pledges or other encumbrances of any kind against or to which the Shares are or may be subject.
4.5	Litigation. There is no threatened or pending litigation existing against the Company.
4.6	Organization.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.  The
Company is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary. The Company has heretofore delivered to Purchaser true, accurate and complete copies of its Articles of Incorporation and By-
Laws as in effect on the date hereof, and minutes of all meetings of shareholders and directors of the Company held through and including the date of this Agreement.  Each of the Company is not in violation of any of the provisions of its Articles of Incorporation or By-Laws.
      4.7	No Conflict; Required Filings and Consents.
4.7.1	The execution and delivery of this Agreement by the Company and Sellers does not, and the consummation of the transactions contemplated hereby will not, (i) conflict with or violate any law, regulation, court order, judgment or decree applicable to the Company or Sellers, or by which its or their properties are bound or affected, (ii) violate or conflict with either the
 Certificate of Incorporation or By-Laws of the Company or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination or cancellation of, or result in the creation of a lien on any of the properties of the Company pursuant to any contract to which either of the Company or Sellers is a party or by which either of the Company or Sellers, or any of its or his respective properties is bound or affected.
4.7.2	Neither of the Company is required to submit any notice, report or other filing with any governmental entity or regulating body, domestic or foreign, in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.  No waiver, consent, approval or authorization of any governmental entity or regulatory body, domestic or foreign, is required to be obtained or made by the Company or Sellers in connection with the execution, delivery or performance of this
 Agreement or the consummation of the transactions contemplated hereby.
      4.8	Capitalization.
4.8.1	The Company has authorized capital stock of 10 million shares of common stock, $0.0001 par value, of which 6,850,000 shares are validly issued and outstanding, fully paid and non-assessable and free of preemptive rights.
  None of the issued and outstanding shares is the subject of any voting trust agreement or other agreement relating to the vote thereof or restricting in any way the sale or transfer thereof.  There are no options, warrants, conversion rights, subscriptions or purchase rights of any nature to acquire from the Company, or commitments of the Company to issue, additional shares of capital stock or other securities except for existing unpaid subscriptions to acquire up to an additional 3,650,000 shares of common stock by payment of the full subscription price on or before December
 31, 2004, nor is the Company obligated in any other manner to issue shares or rights to acquire any of its capital stock or other securities.  None of the Company's outstanding securities or authorized capital stock is subject to any rights of redemption, repurchase, rights of first refusal, preemptive rights or other similar rights, whether contractual, statutory or otherwise, for the benefit of the Company, any stockholder, or any other person or entity.  There are no restrictions on the transfer of shares of capital stock of the Company other than those imposed by relevant federal and state securities laws and as otherwise contemplated by this Agreement.  There are no agreements, understandings, trusts or other collaborative arrangements or understandings concerning the voting or transfer of the capital stock of the
 Company.  The offer and sale of all capital stock and other securities of the Company issued before the date of this Agreement complied with or were exempt from all applicable federal and state securities laws and no stockholder has a right of rescission or damages with respect thereto.  The Company does not have outstanding, and has no obligation to grant or issue, any "phantom stock" or other right measured by the profits, revenues or results of operations of the Company or any portion thereof; or any similar rights.
      4.9	Financial Statements.
4.9.1.	The Company's unaudited balance sheets as of June 30, 2004 ("the
 Company' Balance Sheets"), and the related statements of income and retained earnings for the period ending June 30, 2004 (the "Company Financial
 Statements"), fairly present the financial condition of the Company as of said dates and the results of its operations for the periods then ended, in conformity with GAAP consistently applied for the periods covered.  The
 Company' Financial Statements (x) were prepared in accordance with GAAP applied on a consistent basis, (y) are in accordance with the books and records of the Company and (z) present fairly the financial position and results of operations of the Company at the dates and for the periods to which they relate on an accrual basis of accounting. The Company has maintained its books of account on an accrual basis in accordance with GAAP applied on a consistent basis, and such books and records are, and during the periods covered by the Company' Financial Statements were, correct and complete in all material respects, fairly and accurately reflect and reflected the income, expenses, assets and liabilities of the Company, and provide and provided a fair and accurate basis for the preparation of the
 Company's Financial Statements and of the tax returns and reports of the
 Company.
4.9.2.	Except and as to the extent reflected in the Company' Balance
 Sheets, on June 30, 2004, the Company did not have any direct or indirect
 Liabilities, whether due or to become due, or arising out of transactions entered into, or any state of facts existing, on or prior to June 30, 2004 which would be required to be reflected on the Company' financial statements for June 30, 2004.
4.10	Real and Personal Property.  The Company does not own any real property.
  Tthe Company has good and marketable title to, or valid leasehold interests in, all other assets used or held for use in the conduct of its business and reflected on its Financial Statements.  All of the assets owned or leased by the Company are in all material respects in good condition and repair, ordinary wear and tear excepted, and well maintained.  There are no material capital expenditures currently contemplated or necessary to maintain the current business of the Company.
4.11	Absence of Undisclosed Liabilities.  The Company had at the date of this Agreement no liabilities or obligations (secured, unsecured, contingent or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles
("Liabilities") which are not so reflected.
4.12	Absence of Certain Changes.  Since	June 30, 2004, (i) there has been no
 material adverse change in the condition (financial or otherwise), assets, liabilities, results of operations, business or prospects of the Company, and (ii) nothing has occurred relative to the business or prospects of the
 Company which would have a material adverse effect on the future business of the Company.
4.12	Litigation.  No investigation or review by any governmental entity or regulatory body, foreign or domestic, with respect to the Company is pending or threatened against the Company, and no governmental entity or regulatory body has advised the Company of an intention to conduct the same.  There is no claim, action, suit, investigation or proceeding pending or threatened against or affecting the Company at law or in equity or before any federal, state, municipal or other governmental entity or regulatory body, or which challenges the validity of this Agreement or any action taken or to be taken by the Company or Sellers pursuant to this Agreement.  As of the date hereof, the Company is not subject to, nor is there in existence, any outstanding judgment, award, order, writ, injunction or decree of any court, governmental entity or regulatory body relating to the Company.
      4.13	Contracts.
4.13.1	The Company has provided, or prior to the Closing will provide,
 Purchaser with copies of any of the following contracts, agreements, leases, licenses, arrangements, commitments, sales orders, purchase orders or any claim or right or any benefit or obligation arising thereunder or resulting therefrom and currently in effect, whether oral or written, to which the Company is a party ("Contracts"):
4.13.1.1	any Contract (or group of related Contracts) for the lease of real or personal property to or from any person providing for lease payments in excess of $1,000 per annum;
4.13.1.2	any Contract (or group of related Contracts) for the purchase or sale of raw materials, commodities, supplies, products, or other personal property, or for the furnishing or receipt of services, the performance of which will extend over a period of more than one year, result in a loss to the Company, or involve consideration in excess of $1,000;
                  4.13.1.3	any Contract concerning a partnership or joint
 venture;
4.13.1.4	any Contract (or group of related Contracts) under which it has created, incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation or under which it has imposed a lien on any of its assets, tangible or intangible;
4.13.1.5	any Contract concerning confidentiality or noncompetition;
4.13.1.6	any profit sharing, stock option, stock purchase, stock
appreciation, deferred compensation, severance or other plan or arrangement for the benefit of its current or former directors, officers, and employees;
4.13.1.7	any Contract under which it has advanced or loaned any amount to any of its directors, officers, and employees outside the ordinary course of business;
4.13.1.8	any Contract under which the consent of the other party thereto is required in connection with the assignment of such Contract in connection with the transaction contemplated hereby;
4.13.1.9	any Contract under which the consequences of a default or
 termination could have a material adverse effect on the Company;
4.13.1.10 any other Contract (or group of related Contracts) the performance
4.13.1.11  of which involves consideration in excess of $1,000; or

4.13.1.11	any Contract relating to the merger, consolidation, or acquisition of control of either of the Company.
4.13.2.	All identified Contracts have been duly authorized and delivered by the Company and any third party thereto, are in full force and effect against the Company and constitute the valid and binding obligations of the
 Company and the respective parties thereto enforceable in accordance with their respective terms.  As to the Contracts, (i) there are no existing breaches or defaults by the Company thereunder or by the other parties to such
 Contracts, (ii) no event, act or omission has occurred or, as a result of the consummation of the transactions contemplated hereby, will occur which (with or without notice, lapse of time or the happening or occurrence of any other event) would result in a default by the Company thereunder or give cause for termination thereof, provided that insofar as the foregoing representation involves the actions or omissions of parties other than the Company, it shall be limited to the knowledge of the Company and Sellers, (iii) none of them will result in any loss to the Company upon completion or performance thereof and (iv) none of the parties to Contracts have expressed an indication to the Company or Sellers of their intention to cancel, renegotiate or exercise or not exercise any option under any such Contracts.
      4.14	Receivables; Payables.
4.14.1	All accounts receivable of the Company which are or will be
reflected on the Company' Financial Statements at the Closing Date will arise in the ordinary course of business out of bona fide sales and deliveries of goods, services or other business transactions.  All accounts receivables of the Company are reflected properly on its books and records, are valid receivables subject to no setoffs or counterclaims of which the Company and Sellers are aware, are current and to the knowledge of the Company, collectible, and will be collected in accordance with their terms at their recorded amounts.
4.14.2	There will be no accounts payable (including, without limitation, taxes payable) reflected on the Company' Financial Statements at the Closing
 Date and all accounts payable of the Company arising prior to the Closing
Date have been paid or discharged in the ordinary course of its business and consistent with past practice.
      4.15	Licenses, Permits and Consents; Compliance with Applicable Law.
4.15.1.	 Each of the Company possesses all licenses and permits which individually or in the aggregate are material to the conduct of the business of the Company or any of its employees by reason of such employee's activities on behalf of the Company under applicable law or required by any federal, state, local or foreign governmental entity or regulatory body for the operation of the business of the Company, and all of such listed licenses and permits are in full force and effect as of the date hereof and will remain in full force and effect following the consummation of the transactions contemplated hereby.  The Company and Sellers have not received notice and have no reason to believe, that any appropriate authority intends to cancel or terminate any of such licenses or permits or that valid grounds for such cancellation or termination currently exist.
4.15.2.	Each of the Company is not in material violation or breach of any, and the business and operations of the Company comply in all material respects and are being conducted in accordance with, all material governing laws, regulations and ordinances applicable thereto and neither of the Company is in material violation of or in material default under any judgment, award, order, writ, injunction or decree of any court, arbitration tribunal, governmental entity or regulatory body.
4.16	Insurance.  The Company does not maintain insurance covering any of its properties and business.
4.17	Tax Matters.  The Company has timely filed all required federal, state, local, foreign and other governmental tax returns and reports required to be filed by it for all taxable periods ending on or before the date hereof. As of the time of filing, such returns and reports were true, complete and correct and were made on a proper basis. All federal, state, local and foreign income, unincorporated business, gross receipts, franchise, profits, property, capital, intangibles, employment, excise or other taxes, fees, stamp taxes, duties, penalties, assessments, governmental charges or other payments (collectively "Tax" or "Taxes") for all periods up to and including June 30, 2004 have been duly paid.
4.18	Books and Records.  The corporate minute books, stock certificate books, stock registers and other corporate records of the Company are correct and complete in all material respects, and the signatures appearing on all documents contained therein are the true signatures of the persons purporting to have signed the same.
4.19.	Entire Business.  No portion of the business of the Company is conducted by third parties and all of the assets necessary for the conduct of the business of the Company as presently conducted are owned by or leased to the Company. All such assets are exclusively owned or leased and used by the
 Company and its customers.  .
4.20.	Employee Benefit Plans.  Each employee benefit plan (and each related trust, insurance contract, or fund) complies in form and in operation in all respects with the applicable requirements of ERISA, the Internal Revenue Code (the "Code"), and other applicable laws. All required reports and descriptions have been filed or distributed appropriately with respect to each such employee benefit plan.
      4.21	Suppliers and Customers.
4.21.1	Each of the Company and Sellers have no knowledge or information or reason to believe that any significant supplier has ceased, or intends to cease, to sell goods or services to the Company or has substantially reduced, or intends to substantially reduce, the sale of such goods or services either as a result of the transaction contemplated by this Agreement or otherwise or intends to sell such goods and services other than on terms and conditions similar to those imposed on prior sales to the Company.
4.21.2	Each of the Company and Sellers have no knowledge that any of its significant customers has ceased, or intends to cease, to purchase goods from the Company, either as a result of the transaction contemplated hereby or otherwise.
      4.22	Employees: Labor Matters.
4.22.1	No officer, employee or consultant of the Company is, or is now anticipated to be, in violation of any material term of any employment contract, patent disclosure agreement, proprietary information agreement, noncompetition agreement, nonsolicitation agreement, confidentiality agreement, or any other similar contract or agreement or any restrictive covenant, relating to the right of any such officer, employee, or consultant to be employed or engaged by the Company because of the nature of the business conducted or to be conducted by the Company or relating to the use of trade secrets or proprietary information of others, and to the knowledge of the
 Company and Sellers; the continued employment or engagement of the Company's officers, employees or consultants does not subject the Company to any liability with respect to any of the foregoing matters.
4.22.2	No officer, consultant or key employee of the Company whose
 termination, either individually or in the aggregate, could have a material adverse effect on the Company, has terminated or will terminate at the Closing Date; or has any present intention of terminating, his employment or engagement with the Company, nor has any such person been, or been proposed to be terminated by the Company.
4.22.3 	Neither of the Company is a party to any collective bargaining agreements.  There is no unfair labor practice or employment discrimination or other employment related complaint, grievance or proceeding against either of the Company or Sellers, or against any person or entity with respect to any employee of the Company pending or threatened before the National Labor
 Relations Board or any federal, state, local or foreign governmental entity or regulatory body.  To the knowledge of the Company and Sellers, there is no basis for any such complaint, grievance or proceeding.
4.22.4	The Company is in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, including all EEOC laws and regulations. The Company has fully complied with all applicable provisions of COBRA and has no obligations with respect to any former employees qualifying beneficiaries thereunder.
4.23	Absence of Certain Business Practices.  None of the Company's directors, officers, employees or agents nor any other person or entity or entity acting on its or their behalf has, directly or indirectly, within the past five (5) years given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other person or entity or entity who is or may be in a position to help or hinder the business of the Company or assist the Company in connection with any actual or proposed transaction which (i)
 might subject either of the Company or Sellers to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) might have had a material adverse effect on the Company if not given in the past or (iii) might materially adversely affect the condition (financial or otherwise), business, assets, liabilities, operations or prospects of the Company or which might subject the Company to suit or penalty in any private or governmental litigation or proceeding if not continued in the future.
4.24	Disclosure.  Neither this Agreement nor any certificate delivered in accordance with the terms hereof, or any document or statement in writing which has been supplied by or on behalf of the Company or by any of the
 Company's directors or officers or by Sellers, in connection with the transactions contemplated hereby, contains any untrue statement of a material fact, or omits any statement of a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact or circumstances known to the Company or Sellers which materially and adversely affects or which may materially and adversely affect the Company's business, prospects or financial condition or its assets, which has not been set forth in this Agreement, certificates or statements furnished in writing to
Purchaser in connection with the transactions contemplated by this Agreement.
4.25	Broker's or Finder's Fees.  There is no investment banker, broker, finder or other intermediary which has been retained by, or is authorized to act on behalf of, the Company or Sellers who might be entitled to any fee or commission upon the consummation of the transactions contemplated hereby or thereafter.
ARTICLE 5: CONDITIONS TO CONSUMMATION OF THE TRANSACTION.
5.1	Conditions to Obligations of Sellers.  Purchaser shall have tendered the
Shares to Sellers at Closing, as provided in Article 2
5.2	Conditions to Obligations of Purchaser.  Purchaser's obligation to consummate the purchase of the shares of the Company from Sellers shall be subject to fulfillment on or before the Closing Date of each of the following conditions, unless waived in writing by Purchaser:
5.2.1	The representations and warranties of the Company and Sellers set forth in this Agreement shall be true and correct in all material respects on the date hereof and shall also be true and correct in all material respects on and as at the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Company and Sellers shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by it or them on or before the Closing Date.
5.2.2	Purchaser shall have received all documents it may reasonably request relating to the existence of the Company and the authority of the Company to enter into this Agreement and to consummate the transactions contemplated hereby, including all documents referenced in Article 4.
5.2.4	All actions, proceedings, instruments and documents required to carry out this Agreement and the transactions contemplated hereby, or incidental hereto or thereto, and all other related legal matters shall have been approved by legal counsel to Purchaser.
5.2.5	All approvals, authorizations and consents required for the Company and
 Sellers to consummate the transactions contemplated hereby shall have been obtained on terms and conditions satisfactory to Purchaser and shall be in full force and effect, and Purchaser shall have been furnished with appropriate evidence, reasonably satisfactory to it and its counsel of the granting of such approvals, authorizations and consents.
5.2.6	No objections to the share exchange shall have been made in accordance with any applicable provisions of Texas law.
5.2.7	There shall be no effective injunction, writ or preliminary restraining order of any nature issued by a court or governmental agency of competent jurisdiction directing that the transaction provided for herein not be consummated as herein provided or which is reasonably likely to have any material adverse effect on the condition (financial or otherwise), assets, liabilities, results of operations, business or prospects of the Company.
5.2.8	No statute, rule, regulation, executive order, decree, judgment or injunction shall have been enacted, entered, promulgated or be in force by any court or governmental authority which prohibits or restricts the consummation of the share exchange; provided, however, that the parties hereto shall use their best efforts to have any such order, decree or injunction vacated.

ARTICLE 6:	NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES
      All statements contained herein or in any certificate, schedule or other document delivered pursuant hereto shall be deemed representations and warranties by the person delivering the same.  All representations and warranties shall survive the Closing Date and shall not be affected by any investigation at any time made by or on behalf of the Purchaser.
ARTICLE 7:  TERMINATION; AMENDMENT; WAIVER
7.1	Termination.  This Agreement and the transactions contemplated hereby may be terminated at any time prior to the Closing:
            7.1.1	by mutual written agreement of Purchaser and the Sellers;
7.1.2	by the Sellers or Purchaser, if (i) the transactions contemplated hereby shall violate any non-appealable final order, decree or judgment of any court or governmental body having competent jurisdiction or (ii) there shall be a statute, rule or regulation which makes the transaction contemplated hereby illegal or otherwise prohibited;
7.1.3	By Purchaser, on the one hand, and the Sellers on the other hand, if the share exchange is not consummated within thirty (30) days from the date of the delivery of the documents referenced in Article 4 to Purchaser; or
7.1.4	by Purchaser, on the one hand, and the Sellers on the other hand, in the event the other makes a material misrepresentation or breaches a covenant, agreement or warranty, but such non-misrepresenting or non-breaching party's election to terminate shall not limit, waive or prejudice such party's remedies at law or in equity.
7.2	Amendment.   This Agreement may not be amended except by an instrument in writing signed by or on behalf of Purchaser, Sellers and the Company.
7.3	Extension; Waiver.  At any time prior to the Closing Date, the Company,
 Sellers or Purchaser may (i) extend the time for the performance of any of the obligations or other acts of the other; (ii) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto or thereto; and (iii) waive compliance with any of the agreements or conditions contained herein.  Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by or on behalf of such party.
ARTICLE 8: GENERAL PROVISIONS
8.1	Entire Agreement.  This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation, or communication, whether oral or written, between the parties hereto relating t the transactions contemplated herein or the subject matter hereof.
8.2	Headings.  The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.
8.3	Governing Law; Venue.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas without regard to conflict of laws.
8.4	Assignment.  This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by any party of its rights under this Agreement without the written consent of Purchaser shall be void.
8.5	Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
      8.6	Notices.  All notices, requests, claims, demands and other
 communications hereunder shall be in writing and shall be given or made as of the date delivered or mailed if delivered in person, by telecopy, cable, telegram or telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:


if to Purchaser:

      Eneftech Corporation
		P.O. Box 6162
		Burbank, CA 91510
      Telephone: 310-994-4408

      if to the Company or Sellers:

      iWorld Projects & Systems, Inc.
      3829 Canot Lane
      Addison, TX 75001
or to such other address as the person to whom notices is given may have previously furnished to the others in writing in the manner set forth above.
      8.7	Descriptive Headings; Table of Contents.  The descriptive headings herein are inserted for convenience of reference only and are not intended to be  part of or to affect the meaning or interpretation of this Agreement.
      8.8	Parties in Interest.  This Agreement shall be binding upon and inure solely to the benefit of each party hereto, its successors and assigns.
      IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.



PURCHASER:


Eneftech Corporation


By: __________________________________
      President


COMPANY:

iWorld Projects & Systems, Inc.


By: ___________________________________
      President

SELLERS (iWorld Shareholders):
Signatures below denote approval of the acquisition of iWorld by ENEFTECH.

Name: ______________________________
(printed)

______________________________ 	Date:	___________________________
	(signature)


Name: ______________________________
(printed)

______________________________ 	Date:	___________________________
	(signature)
SELLERS (iWorld Shareholders):
Signatures below denote approval of the acquisition of iWorld by ENEFTECH.


Name: ______________________________
(printed)

______________________________ 	Date:	___________________________
	(signature)


Name: ______________________________
(printed)

______________________________ 	Date:	___________________________
	(signature)


Name: ______________________________
(printed)

______________________________ 	Date:	___________________________
	(signature)


Name: ______________________________
(printed)

______________________________ 	Date:	___________________________
	(signature)


Name: ______________________________
(printed)

______________________________ 	Date:	___________________________
	(signature)


Name: ______________________________
(printed)

______________________________ 	Date:	___________________________
	(signature)



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